GUIDESTONE FUNDS

Growth Allocation Fund

Extended-Duration Bond Fund

Growth Equity Fund

International Equity Index Fund

Supplement dated June 2, 2017

to

Prospectus dated May 1, 2017

This supplement provides new information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

I.         GROWTH ALLOCATION FUND: CHANGE TO EXPENSE EXAMPLE

Under the heading “Expense Example” for the Growth Allocation Fund, on page 43, the disclosure is deleted in its entirety and replaced with the following:

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class	Investor Class
1 Year	$ 89	$ 115
3 Years	$ 280	$ 361
5 Years	$ 487	$ 627
10 Years	$1,083	$1,385

II.         EXTENDED-DURATION BOND FUND: CHANGE OF SUB-ADVISER ADDRESS

Under the heading “Sub-Advisers – Extended-Duration Bond Fund,” on page 149, the disclosure pertaining to Schroder Investment Management North America Inc. is changed as follows:

The reference to “Schroder Investment Management North America Inc. (“SIMNA”), 875 Third Avenue, 22nd Floor, New York, New York 10022” is deleted in its entirety and replaced with “Schroder Investment Management North America Inc. (“SIMNA”), 7 Bryant Park, New York, New York 10018.” There are no other changes to the disclosure.

III.         GROWTH EQUITY FUND: CHANGE OF SUB-ADVISER

Effective May 24, 2017, Jackson Square Partners, LLC (“Jackson Square”) was terminated as a sub-adviser to the Growth Equity Fund, and effective on or about June 6, 2017, ClearBridge Investments, LLC (“ClearBridge”) is appointed as a sub-adviser to the Growth Equity Fund.

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All references to and disclosures concerning Jackson Square are deleted in their entirety. In addition, the following changes are made:

Under the heading “Management – Sub-Advisers and Portfolio Managers” for the Growth Equity Fund, on page 100, the following table is added:

ClearBridge Investments, LLC

Peter Bourbeau Managing Director and Portfolio Manager	Since June 2017
Margaret Vitrano Managing Director and Portfolio Manager	Since June 2017

Under the heading “Sub-Advisers – Growth Equity Fund”, beginning on page 153, the following disclosure pertaining to ClearBridge is added:

ClearBridge Investments, LLC (“ClearBridge”), 620 Eighth Avenue, New York, New York 10018: ClearBridge is a registered investment adviser that manages U.S. and international equity investment strategies for institutional and individual investors. ClearBridge has been committed to delivering long-term results through active management for more than 50 years, and bases its investment decisions on fundamental research and the insights of seasoned portfolio management teams. As of March 31, 2017, ClearBridge’s total assets under management were approximately $123 billion. The Growth Equity Fund portfolio account is co-managed by Peter Bourbeau and Margaret Vitrano. Mr. Bourbeau is a Managing Director and Portfolio Manager and joined ClearBridge or its predecessor in 1991. Ms. Vitrano is a Managing Director and Portfolio Manager and joined ClearBridge or its predecessor in 1997. Mr. Bourbeau and Ms. Vitrano have 26 and 21 years of investment industry experience, respectively.

VI.         INTERNATIONAL EQUITY INDEX FUND: CHANGE TO AVERAGE ANNUAL TOTAL RETURNS TABLE

Under the heading “Performance” for the International Equity Index Fund, on page 108, the table entitled “Average Annual Total Returns as of 12/31/16” is deleted in its entirety and replaced with the following:

Average Annual Total Returns as of 12/31/16

	One Year	Since Inception (6/1/2015)
Institutional Class before taxes	1.63%	(5.40)%
Institutional Class after taxes on distributions(1)	1.03%	(5.86)%
Institutional Class after taxes on distributions and sale of Fund shares(1)(2)	1.41%	(4.10)%
MSCI EAFE Index (Net) (reflects no deduction for fees, expenses or taxes)	1.00%	(4.97)%
(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”).

(2)	Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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